UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2014

The Spectranetics Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19711 (Commission File Number)	84-0997049 (IRS Employer Identification No.)

9965 Federal Drive

Colorado Springs, Colorado  80921

(Address of principal executive offices) (Zip Code)

(719) 633-8333

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Acquisition of AngioScore Inc.

On May 27, 2014, The Spectranetics Corporation, a Delaware corporation (“Spectranetics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Spectranetics, AngioScore Inc., a Delaware corporation (“AngioScore”), SAA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Spectranetics (“Merger Sub”), and Shareholder Representative Services LLC, as securityholders’ representative. Under the Merger Agreement, on the terms and subject to the satisfaction of the conditions set forth therein, Merger Sub will be merged with and into AngioScore (the “Acquisition”). AngioScore will survive the Acquisition and become a wholly-owned subsidiary of Spectranetics. Closing of the Acquisition is expected to occur in June 2014.

Under the terms of the Merger Agreement, at the effective time of the Acquisition, all outstanding shares of capital stock of AngioScore will be cancelled and converted into the right to receive merger consideration with a value equal to $230 million at closing plus the additional milestone payments described below, subject to certain adjustments specified in the Merger Agreement (the “Merger Consideration”). Subject to certain adjustments specified in the Merger Agreement, $115 million of the Merger Consideration payable to AngioScore stockholders will be payable in cash at closing. The remaining $115 million of the Merger Consideration will be payable in shares of Spectranetics common stock issued at closing, provided that if a planned underwritten public offering of Spectranetics’ convertible senior notes (the “Convertible Notes Offering”) is completed prior to the closing of the Acquisition, this portion of the Merger Consideration will be paid in cash at closing.  Closing of the Acquisition is not subject to completion of the Convertible Notes Offering, and completion of the Convertible Notes Offering is not a condition to completion of the Acquisition.

Under the terms of the Merger Agreement, Spectranetics also will pay AngioScore stockholders cash milestone payments as additional Merger Consideration as follows:  (i) annual payments for net sales of AngioScore products occurring in calendar years 2015, 2016 and 2017 equal to a multiple of 2.0 times each year’s annual increase in net sales in excess of 10% over the highest preceding year net sales, provided that the year-over-year change in net sales is positive and that such payments in the aggregate will not exceed $50 million (“Revenue Payments”); (ii) a one-time payment of $15 million in cash, if AngioScore’s Drug-Coated AngioSculpt product receives U.S. investigational device exemption approval for use in the coronary or peripheral arteries by December 31, 2016; (iii) a one-time payment of $5 million in cash, if AngioScore’s Drug-Coated AngioSculpt product receives European CE mark approval for use in the coronary arteries by December 31, 2016; and (iv) a one-time payment of $5 million in cash, if AngioScore’s Drug-Coated AngioSculpt product receives European CE mark approval for use in the peripheral arteries by December 31, 2016. Subject to the terms of the Merger Agreement, the Revenue Payments and any unpaid CE mark milestone payments are subject to acceleration if a change of control of Spectranetics occurs on or before December 31, 2017.

As further described in the Merger Agreement, Spectranetics has agreed to advance to AngioScore up to $1.7 million prior to the closing of the Acquisition (the “AngioScore Advance”).  The AngioScore Advance is unsecured, has a term of 90 days from issuance, does not bear interest, and will not be returned to Spectranetics unless the Merger Agreement is terminated under certain circumstances.

Subject to the terms of the Merger Agreement, at the effective time of the Acquisition, any vested options and warrants of AngioScore that are in-the-money will be cashed out subject to the holder’s execution of an option termination agreement or a warrant termination agreement, as applicable.  All other options and warrants of AngioScore will be canceled at the effective time of the Acquisition.

The Merger Agreement contains customary representations, warranties and covenants of AngioScore. The Merger Agreement also provides that the stockholders of AngioScore will indemnify Spectranetics for certain matters as specified in the Merger Agreement, that $18 million of the Merger Consideration will be placed in escrow for a period of 12 months after closing and that $5 million of the Merger Consideration will be placed in escrow for a period of 24 months after closing as security for the indemnification and other obligations of the AngioScore stockholders.  The Merger Agreement contains customary closing conditions, including the requisite consent to the adoption of the Merger Agreement by AngioScore’s stockholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 to this report and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Spectranetics or AngioScore. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by AngioScore to Spectranetics, and by Spectranetics to AngioScore, in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Spectranetics and AngioScore rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about AngioScore or Spectranetics.

Second Amendment to Credit and Security Agreement

On May 27, 2014, Spectranetics entered into a Second Amendment to Credit and Security Agreement (the “Second Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”), effective as of May 27, 2014.  The Second Amendment amends the Credit and Security Agreement between Spectranetics and Wells Fargo, dated February 25, 2011, as amended (together with the Second Amendment, the “Credit and Security Agreement”).

The Second Amendment, among other things, (i) provides Wells Fargo’s consent to Spectranetics’ acquisition of AngioScore, (ii) permits Spectranetics to issue convertible senior notes in the Convertible Notes Offering, (iii) permits Spectranetics to make the AngioScore Advance and (iv) permits Spectranetics to make investments in AngioScore following the completion of the Acquisition subject to certain conditions.  Except to the extent specifically amended by the Second Amendment, the Credit and Security Agreement remains in full force and effect.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is filed herewith as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 27, 2014, Spectranetics and AngioScore issued a joint press release announcing that the parties had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 of this report.

The information under Item 7.01 and in Exhibit 99.1 of this report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The balance sheet as of December 31, 2013 and 2012, and the related statements of operations and comprehensive loss, convertible preferred stock and stockholders’ deficit, and cash flows for the three years ended December 31, 2013 of AngioScore, the related notes thereto, and the report of the independent auditors related thereto with respect to the audited financial statements of AngioScore, are filed as Exhibit 99.2 to this report and are incorporated by reference herein.

The unaudited balance sheet as of March 31, 2014, and the related unaudited statements of operations and comprehensive loss, convertible preferred stock and stockholders’ deficit, and cash flows for the three months ended March 31, 2014 and 2013 of AngioScore and the related notes thereto, are filed as Exhibit 99.2 to this report and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2014, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 and the three months ended March 31, 2014, and the related notes thereto, of Spectranetics after giving effect to the acquisition of AngioScore, are filed as Exhibit 99.3 to this report and are incorporated by reference herein.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been filed with the Securities and Exchange Commission.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 27, 2014, by and among The Spectranetics Corporation, SAA Merger Sub, Inc., AngioScore Inc. and Shareholder Representative Services LLC

10.1	Second Amendment to Credit and Security Agreement, dated May 27, 2014, by and between The Spectranetics Corporation and Wells Fargo Bank, National Association

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of AngioScore Inc.

99.1	The Spectranetics Corporation and AngioScore Inc. Joint Press Release dated May 27, 2014

99.2	Financial Statements of AngioScore Inc. for the three months ended March 31, 2014 and 2013, and the years ended December 31, 2013 and 2012

99.3	Unaudited Pro Forma Condensed Combined Financial Data of The Spectranetics Corporation for the year ended December 31, 2013 and as of and for the three months ended March 31, 2014

Forward Looking Statements

This Current Report on Form 8-K and certain of the exhibits incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to the expected timing of the Acquisition; the prospects for the combined company; the market opportunity for products of Spectranetics and AngioScore; Spectranetics’ expectations for the introduction of new products in the vascular intervention market and the future growth of Spectranetics’ business; and Spectranetics’ Convertible Notes Offering. Statements that are not purely historical are forward looking statements. Forward-looking statements involve substantial risks and uncertainties that may cause actual events or results to differ materially from currently anticipated events or results, such as risks relating to the integration of AngioScore’s business and operations with those of Spectranetics; the possibility that Spectranetics will not realize the anticipated revenue and potential operating expense synergies of the Acquisition; the possible loss of key employees, customers or suppliers as a result of uncertainty caused by the announcement of the Acquisition; intellectual property risks arising from the acquisition, including risks relating to certain litigation involving AngioScore; and risks that the Acquisition or the Convertible Notes Offering may not be completed. In addition, Spectranetics’ business and that of AngioScore are subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of products; Spectranetics’ ability to successfully launch new products and applications; competition; Spectranetics’ ability to achieve projected development and commercialization milestones, including those related to clinical trials; Spectranetics’ sales, marketing and distribution capabilities; Spectranetics’ planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Spectranetics’ business and operating results are contained in Spectranetics’ most recent Form 10-K and any will be contained in any registration statement and prospectus supplement filed with the SEC related to the Convertible Notes Offering. You should review these risk factors carefully. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Spectranetics does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date: May 27, 2014	By:	/s/ Jeffrey A. Sherman
Jeffrey A. Sherman
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 27, 2014, by and among The Spectranetics Corporation, SAA Merger Sub, Inc., AngioScore Inc. and Shareholder Representative Services LLC

10.1	Second Amendment to Credit and Security Agreement, dated May 27, 2014, by and between The Spectranetics Corporation and Wells Fargo Bank, National Association

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of AngioScore Inc.

99.1	The Spectranetics Corporation and AngioScore Inc. Joint Press Release dated May 27, 2014

99.2	Financial Statements of AngioScore Inc. for the three months ended March 31, 2014 and 2013, and the years ended December 31, 2013 and 2012

99.3	Unaudited Pro Forma Condensed Combined Financial Data of The Spectranetics Corporation for the year ended December 31, 2013 and as of and for the three months ended March 31, 2014